Exhibit 99.1

Wireless Telecom GroupINC.

25 Eastmans Road, Parsippany, NJ 07054

Tel. (973) 386-9696   Fax (973) 402-4042

WIRELESS TELECOM GROUP ANNOUNCES

FIRST QUARTER 2018 FINANCIAL RESULTS

NEWS RELEASE

Highlights for the quarter ended March 31, 2018:

¡	Net revenues of $13,264,000
¡ A year over year increase of $3,715,000, or 38.9%, over the same period 2017
¡ Includes $3,990,000 of Embedded Solutions revenue in 2018 as compared to $997,000 of revenue in 2017 reflecting a full quarter of ownership in 2018
¡	Gross margin of $6,268,000, or 47.3%
¡	Net income of $374,000
¡	Non-GAAP Adjusted EBITDA of $1,612,000
¡	New customer orders of $13,952,000
¡	March 31, 2018 backlog of firm orders of $10,576,000

May 9, 2018

Parsippany, New Jersey – Wireless Telecom Group, Inc. (NYSE AMERICAN: WTT) (the “Company”) announced today results for the 2018 first quarter ended March 31, 2018.

For the quarter ended March 31, 2018, the Company reported consolidated net revenues of $13,264,000, compared to $9,549,000 for the same period in 2017, an increase of 38.9%. Net revenues in the Network Solutions segment were $5,511,000, compared to $5,515,000 for the same period in 2017. Net revenues in the Test & Measurement segment were $3,763,000, compared to $3,037,000 for the same period in 2017, an increase of 23.9%. Net revenues in the Embedded Solutions segment were $3,990,000, compared to $997,000 for the same period in 2017, an increase of 300.2%. The quarter ending March 31, 2018 included the CommAgility business in the Embedded Solutions segment for the full quarter while the year ago period included this business for the period of ownership from February 17, 2017 through March 31, 2017.

The Company also reported consolidated gross profit of $6,268,000, or 47.3% of revenue, for the quarter ended March 31, 2018, compared to $4,332,000 or 45.4% of revenue, for the same period in 2017.

Gross profit in the Network Solutions segment was $2,442,000, or 44.3%, for the quarter ended March 31, 2018, compared to $2,460,000, or 44.6%, for the same period in 2017. Gross profit in the Test & Measurement segment was $1,845,000, or 49.0%, for the quarter ended March 31, 2018, compared to $1,334,000, or 43.9%, for the same period in 2017. Gross profit in the

Embedded Solutions segment was $1,981,000, or 49.6%, for the full quarter of ownership ended March 31, 2018, compared to $538,000, or 54.0%, for the period of ownership in the prior year February 17, 2017 to March 31, 2017.

For the quarter ended March 31, 2018, the Company reported consolidated operating expenses of $5,748,000, compared to $6,051,000 for the same period in 2017, a decrease of $303,000. Included in 2018 consolidated operating expenses are the operating expenses of CommAgility of $1,371,000 for the three months of ownership ended March 31, 2018. Included in 2017 consolidated operating expenses are the operating expenses of CommAgility of $767,000 for the period of ownership February 17, 2016 through March 31, 2017 and $1,272,000 of expenses incurred by the Company, primarily legal and other professional fees, related to the acquisition of CommAgility.

The net income for the quarter-ended March 31, 2018 was $374,000, compared to a net loss of $1,231,000 for the same period in 2017.

Non-GAAP Adjusted EBITDA for the quarter ended March 31, 2018 was $1,612,000, compared to $447,000 for the same period in 2017. The increase in non-GAAP Adjusted EBITDA from the prior year is attributable to the increase in revenue and gross profit.

The Company defines EBITDA as its net earnings before interest expense, provisions for taxes, depreciation expense and amortization expense. “Adjusted EBITDA” is EBITDA excluding our stock compensation expense, restructuring charges, acquisition expenses, integration expenses, foreign exchange gains and losses and other non-recurring costs. A reconciliation of net income to non-GAAP Adjusted EBITDA is included as an attachment to this press release.

The Company’s consolidated backlog of firm orders to be shipped in the next twelve months was $10,576,000 at March 31, 2018, an increase over the December 31, 2017 backlog of $9,888,000 and the backlog of $6,750,000 at March 31, 2017.

Tim Whelan, CEO of Wireless Telecom Group, Inc., commented, “We are very pleased with our Q1 financial results which reflected top-line strength in each of our three segments and a continued improving profitability profile. Our bookings and backlog growth also reflects sustained strong customer demand across our solutions which are enabling the development, testing and deployment of wireless connectivity.” Whelan added, “We continued to accomplish new and improved product initiatives during the first quarter in our Test & Measurement and Embedded Solutions segments. We were also proud to announce our selection by Lockheed Martin for integrated software and hardware solutions for an innovative satellite communications project. We are actively engaged with our customers on project designs and deployment planning and, looking ahead, we expect to see continued growth momentum.”

The Company expects the following for the quarter ended June 30, 2018:

•	Revenue between $12,250,000 and $12,750,000
•	Gross margins between 45-46% of revenues
•	Non-GAAP operating expenses between $5.4 and $5.6 million (specifically, the Company’s GAAP operating expenses, excluding depreciation expense, amortization expense, stock compensation expense, restructuring charges, purchase accounting adjustments in accordance with US GAAP, non-recurring acquisition and integration expenses, and foreign exchange gains and losses which cannot be itemized with particularity for reconciliation to the comparable GAAP measure at this time).

Conference Call

As previously announced, Wireless Telecom Group Inc. will host a conference call today at 8:30 a.m. ET in which management will discuss first quarter 2018 results. To participate in the conference call, dial 800-346-7359 or 973-528-0008. The conference identification number is 476934. The call will also be webcast over the internet at the following URL:

https://www.webcaster4.com/Webcast/Page/1690/25764

A replay will be made available on the Wireless Telecom website for a limited period of time following the conference call.

About Wireless Telecom Group, Inc.

Wireless Telecom Group, Inc., comprised of Boonton Electronics, CommAgility, Microlab and Noisecom, is a global designer and manufacturer of advanced radio frequency and microwave components, modules, systems and instruments. Serving the wireless, telecommunication, satellite, military, aerospace, semiconductor and medical industries, Wireless Telecom Group products enable innovation across a wide range of traditional and emerging wireless technologies. With a unique set of high-performance products including peak power meters, signal analyzers, signal processing modules, LTE PHY and stack software, power splitters and combiners, GPS repeaters, public safety monitors, noise sources, and programmable noise generators, Wireless Telecom Group supports the development, testing, and deployment of wireless technologies around the globe. Wireless Telecom Group is headquartered in Parsippany, New Jersey, in the New York City metropolitan area, and maintains a global network of Sales and Service offices for excellent product service and support. Wireless Telecom Group’s website address is http://www.wirelesstelecomgroup.com.

Use of Non-GAAP Financial Measures

The Company reports its financial results in accordance with generally accepted accounting principles (“GAAP”). Management believes, however, that certain non-GAAP financial measures used in managing the Company’s business may provide users of this financial information with additional meaningful comparisons between current results and prior reported results. Certain of the information set forth herein and certain of the information presented by the Company from time to time may constitute non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. We have presented herein a reconciliation of these measures to the most directly comparable GAAP financial measure. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies. The foregoing measures do not serve as a substitute and should not be construed as a substitute for GAAP performance, but provide supplemental information concerning our performance that our investors and we find useful.

The Company views Adjusted EBITDA as an important indicator of performance, consistent with the manner in which management measures and forecasts the Company’s performance. We believe Adjusted EBITDA is an important performance metric because it facilitates the analysis of our results, exclusive of certain non-cash and non-recurring items, including items which do not directly correlate to our business operations.

The Company believes that Adjusted EBITDA metrics provide qualitative insight into our current performance; we use these measures to evaluate our results, the performance of our management team and our management’s entitlement to incentive compensation; and we believe that making this information available to investors enables them to view our performance the way that we view our performance and thereby gain a meaningful understanding of our core operating results, in general, and from period to period.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements regarding continued momentum delivering new and improved products and customer solutions, and expectations with respect to revenue, gross margins and non-GAAP operating expenses for the quarter ending June 30, 2018. Investors are cautioned that such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results, including, among others, the Company’s ability to continue the successful integration of CommAgility, product demand, development of competitive technologies in the Company’s market sector, the retention of key customers, fluctuations between the dollar and British pound, compliance with changing laws and regulations, as well as other risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017. These forward-looking statements speak only as of the date of this release and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, as except as required by law.

Contact: Mike Kandell
(973) 386-9696

Or

John Nesbett or Jen Belodeau
IMS
(203) 972 9200

Wireless Telecom GroupINC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

(In thousands, except share and per share amounts, Unaudited)

	For the Three Months Ended March 31,
	2018	2017
NET REVENUES	$13,264	$9,549

COST OF REVENUES	6,996	5,216

GROSS PROFIT	6,268	4,333

Operating Expenses
Research and Development	1,157	1,087
Sales and Marketing	1,910	1,552
General and Administrative	2,681	3,412
Total Operating Expenses	5,748	6,051

Operating income/(loss)	520	(1,718)

Other income/(expense)	2	(2)
Interest Expense	(92)	(49)

Income/(loss) before taxes	430	(1,769)

Tax Provision/(Benefit)	56	(538)

Net Income/(Loss)	$374	$(1,231)

Other Comprehensive Income/(Loss):
Foreign currency translation adjustments	579	(59)
Comprehensive Income/(Loss)	$953	$(1,290)

Net Income/(Loss) per common share:
Basic	$0.02	$(0.06)
Diluted	$0.02	$(0.06)

Weighted average shares outstanding:
Basic	20,644,409	20,386,678
Diluted	21,633,117	20,386,678

CONDENSED CONSOLIDATED BALANCE SHEET

(In thousands, except share amounts)

	March 31 2018	December 31 2017
	(Unaudited)
CURRENT ASSETS
Cash & cash equivalents	$2,240	$2,458
Accounts receivable - net of reserves of $42 and $44, respectively	10,747	9,041
Inventories - net of reserves of $1,732 and $1,856, respectively	7,053	6,526
Prepaid expenses and other current assets	1,725	4,733
TOTAL CURRENT ASSETS	21,765	22,758

PROPERTY PLANT AND EQUIPMENT – NET	2,639	2,730

OTHER ASSETS
Goodwill	10,598	10,260
Acquired Intangible Assets, net	4,391	4,511
Deferred income taxes	5,958	5,939
Other	772	723
TOTAL OTHER ASSETS	21,719	21,433

TOTAL ASSETS	$46,123	$46,921

CURRENT LIABILITIES
Short term debt	$2,747	$1,335
Accounts payable	3,922	4,109
Accrued expenses and other current liabilities	3,884	2,894
Deferred Revenue	808	629
TOTAL CURRENT LIABILITIES	11,361	8,967

LONG TERM LIABILITIES
Long term debt	456	494
Other long term liabilities	100	1,590
Deferred Tax Liability	852	767
TOTAL LONG TERM LIABILITIES	1,408	2,851

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY
Preferred stock, $.01 par value, 2,000,000 shares authorized, none issued	-	-
Common stock, $.01 par value, 75,000,000 shares authorized, 34,168,252 and 33,868,252 shares issued, 20,979,651 and 22,772,167 shares outstanding	342	339
Additional paid in capital	47,967	47,494
Retained earnings	7,971	7,176
Treasury stock at cost, - 13,188,601 and 11,096,085 shares, respectively	(24,509)	(20,910)
Accumulated Other Comprehensive Income	1,583	1,004
TOTAL SHAREHOLDERS’ EQUITY	33,354	35,103

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$46,123	$46,921

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(In thousands, Unaudited)

	For the Three Months Ended March 31
	2018	2017
CASH FLOWS PROVIDED/(USED) BY OPERATING ACTIVITIES
Net Income/(loss)	$374	$(1,231)
Adjustments to reconcile net income/(loss) to net cash (used) by operating activities:
Depreciation and amortization	626	414
Amortization of debt issuance fees	19	9
Share-based compensation expense	188	301
Deferred rent	5	8
Deferred income taxes	37	(496)
Provision for (recovery of) doubtful accounts	(1)	1
Inventory reserves	19	100
Changes in assets and liabilities, net of acquisition:
Accounts receivable	(1,574)	(231)
Inventories	(524)	(412)
Prepaid expenses and other assets	(507)	125
Accounts payable	(255)	352
Accrued expenses and other liabilities	635	160
Net cash (used) by operating activities	(958)	(900)

CASH FLOWS (USED) BY INVESTING ACTIVITIES
Capital expenditures	(199)	(192)
Acquisition of business net of cash acquired	(811)	(8,596)
Net cash (used) by investing activities	(1,010)	(8,788)

CASH FLOWS PROVIDED/(USED) BY FINANCING ACTIVITIES
Revolver borrowings	10,603	3,399
Revolver repayments	(9,191)	(1,494)
Term loan borrowings	-	760
Term loan repayments	(38)	-
Debt issuance fees	-	(215)
Proceeds from exercise of stock options	288	38
Net cash provided/(used) by financing activities	1,662	2,488

Effect of exchange rate changes on cash and cash equivalents	88	27
NET (DECREASE) IN CASH AND CASH EQUIVALENTS	(218)	(7,173)

Cash and cash equivalents, at beginning of period	2,458	9,351
CASH AND CASH EQUIVALENTS, AT END OF PERIOD	$2,240	$2,178

SUPPLEMENTAL INFORMATION:
Cash paid during the period for interest	$36	$5
Cash paid during the period for income taxes	$9	$-

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Issuance of Common Shares as Consideration	$-	$5,999

NET REVENUE AND GROSS PROFIT BY SEGMENT

(In thousands, Unaudited)

	Three months ended March 31
	Revenue		% of Revenue		Change
	2018	2017	2018	2017	Amount	Pct.
Network Solutions	$5,511	$5,515	41.5%	57.8%	$(4)	-0.1%
Test and Measurement	3,763	3,037	28.4%	31.8%	726	23.9%
Embedded Solutions	3,990	997	30.1%	10.4%	2,993	300.2%
Total net revenues	$13,264	$9,549	100.0%	100.0%	$3,715	38.9%

	Three months ended March 31
	Gross Profit		Gross Profit %		Change
	2018	2017	2018	2017	Amount	Pct.
Network Solutions	$2,442	$2,461	44.3%	44.6%	$(19)	-0.8%
Test and Measurement	1,845	1,334	49.0%	43.9%	511	38.3%
Embedded Solutions	1,981	538	49.6%	54.0%	1,443	268.2%
Total gross profit	$6,268	$4,333	47.3%	45.4%	$1,935	44.7%

RECONCILIATION OF NET INCOME TO NON-GAAP EBITDA AND NON-GAAP ADJUSTED EBITDA

(In thousands, Unaudited)

	Three Months Ended March 31
	2018	2017

GAAP Net Income	$374	$(1,231)
Tax Provision/(Benefit)	56	(538)
Depreciation and Amortization Expense	626	414
Interest Expense	92	49
Non-GAAP EBITDA	1,148	(1,306)
Stock Compensation Expense	188	301
ASC 606 Adjustment	188	-
Mergers and Acquisitions Expenses	-	1,272
Integration Expenses	48	47
Inventory Recovery	(8)	-
FX (Gain)/Loss	48	-
US GAAP Purchase Accounting	-	53
Restructuring Charges and Other Non-Recurring Costs	-	80
Non-GAAP Adjusted EBITDA	$1,612	$447

RECONCILIATION OF TOTAL OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES

(In thousands, Unaudited)

	Three Months Ended March 31,
	2018	2017
Total Operating Expenses	$5,748	$6,051

Depreciation and Amortization	(465)	(331)
Stock Compensation Expense	(188)	(301)
Mergers and Acquisition Expenses	-	(1,272)
Integration Expenses	(48)	(47)
Restructuring Expenses	-	(80)
Foreign Exchange Losses	(48)	-

Total Non GAAP Operating Expenses	$4,999	$4,020